Exhibit 10.16.9

CONFIDENTIAL TREATMENT

[NAVTEQ LOGO]

TERRITORY LICENSE NO. 5
Quick Reference Title:	Verizon Wireless LBS Applications (US/Canada)

Pursuant to the Data License Agreement between NT and Client dated as of the Effective Date identified therein and reiterated below (“Agreement”), NT and Client hereby agree to the following additional terms and conditions. Capitalized terms not otherwise defined in the Agreement or within the body of this TL (including any exhibits or attachments hereto) shall have the meanings set forth in Exhibit A hereto.

Client:	Telenav, Inc.
Effective Date of Agreement:	Date of the last signature therein
Effective Date of Territory License:	Date of the last signature below
I. Territory License Term
The term of this TL shall commence on the Effective Date of this TL and continue for a period of three (3) years (“Expiration Date”), unless terminated as provided in the Agreement (“TL Term”).

Both parties have executed this Agreement by their duly authorized officers as of the Effective Date.

NAVTEQ NORTH AMERICA, LLC		Telenav, Inc.

By:	/s/ Lawrence M. Kaplan	By:	/s/ Robert W. Rennard

Name:	Lawrence M. Kaplan	Name:	Robert Rennard

Title:	SVP & General Counsel	Title:	VP Engineering

Date:	3/6/06	Date:	February 17, 2006

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TERMS AND CONDITIONS

II.	Territory (check applicable geographic areas; each is a separate “Territory”).

☒	the United States, including Puerto Rico and the U.S. Virgin Islands)

III.	Data Content & Quality. NAVTEQ Standard Data + Phonetic Data + Extended Listing POIs

The Data for US/Canada and Europe is NAVTEQ Standard Data, plus Phonetic Data and Extended Listing POIs (for US/Canada). Standard Data shall mean the features and attributes specified in NT’s NAVTEQ Standard Data Content & Quality Specification (v.11.22.02) (“Specification”), and shall comply with the Verification Procedure for Accuracy and Completeness set forth in the Specification. Data for certain countries or areas of the Territory may not be completed and/or may not be produced within the TL Term, and will only be available hereunder upon general release by NT following completion. Section 8.1 (Quality) of the Agreement shall not apply to Add-Ons, Phonetic Data, and Extended Listing POIs. To the extent that the Data does not comply with the applicable Verification Procedure for Accuracy and Completeness or equivalent, NT’s sole obligation and Client’s sole remedy shall be for NT to use commercially reasonable efforts to effect such compliance.

IV.	Application. Verizon Wireless LBS Application

V.	Licensed Use. Pursuant to Section 2.1 of the Agreement, use of the Data is limited to:

A.	storing a Copy of all or any portion of the Data on one or more internal servers possessed or otherwise controlled by Client; and

B.	using the Data of subpart (A) together with the Application to calculate and/or derive Transactions and deliver and display them to End-Users as authorized in Section IV. Phonetic Data may only be used with the Application for ASR and TTS purposes and, furthermore, may not be used in connection with any data other than the Data; and

VI.	Fees to NT.

A.	License Fees. License fee amounts are as provided in the Verizon Wireless/NT Agreement, which as of the Effective Date of this TL are as set forth in Exhibit B, Section II hereto as updated by NT from time to time to reflect applicable pricing in the Verizon Wireless/NT Agreement.

B.	License Fee Reports & Due Dates. License Fee reports for Transactions distributed in each calendar month are due to NT and to a location proxy server platform provider for the LBS Services as designated by NT from time to time (the “LPS”), by the [*****] day of the following calendar month (e.g., the fee report for October is due by November [*****]). As of the Effective Date of this TL, the LPS is [*****]. Following receipt of such report, NT shall invoice Client for the amounts due. Pursuant to the Verizon Wireless/NT Agreement and the Verizon Wireless/Client Agreement, Verizon Wireless has agreed to pay such amounts due on behalf of Client, however, in the event Verizon Wireless does not pay such amounts when due, Client shall be liable for such amounts. Client further agrees to reasonably cooperate with Verizon Wireless to ensure timely review and payment of all invoices.

C.	Additional Data Delivery Fees. For delivery of additional copies of the Data by NT to Client pursuant to Section 5.1 of the Agreement. Client shall pay NT a services fee of [*****] per physical storage media of the delivery, plus a shipping charge of [*****] per location to which delivery is requested. Such fees and charges shall be due within thirty (30) days of invoice from NT.

VII.	Minimum Annual License Fee. Client shall pay NT minimum annual license fees (“MALF”) in the amounts set forth below. The MALF shall be applied in each annual period to license fees due for such annual period. Unused amounts of the MALF for any annual period, if any, are not refundable, may not be applied to any other annual period, and may not be credited towards license fees or other charges due under a different TL or applied to any other monies due NT.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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A.	Amount. The MALF for each annual period of this TL is as follows:

[*****]

VIII.	Currency. U.S. Dollars

IX.	End-User Terms. Attached as Exhibit C. In all instances where the Application uses, accesses, reflects or relies upon any portion of the Data to deliver information to End-Users, Client shall provide End-Users with a copy of the End-User Terms and shall provide conspicuous notice to End-Users prior to their use of, or access to, any portion of the Data that their use thereof is subject to the End-User Terms.

X.	Additional Provisions.

A.	POI Usage. The Data may include POIs that NT licenses from a third party. To assist NT in determining royalties that may be due to such third party, Client, upon NT’s reasonable request, will fill out and submit to NT a POI Usage Form (in the form of Exhibit D) indicating whether Client is using the POIs in the Data that Client is using in the Application, and will notify NT of any subsequent change in such POI usage.

B.	NT Marks & Legends. For purposes of this TL, Client’s obligations under Sections 7.1 and 7.2 of the Agreement to display NT Marks & Legends shall be satisfied as follows:

1.	Marks. displaying the NAVTEQ ON BOARD logo on or immediately adjacent to each display of a Transaction; and

2.	Legends. displaying the applicable NT copyright notice (as specified in the NT Identity Guidelines) and third party copyright and similar notices and legends (as specified in Section 11.5 of the Agreement, the NT Identity Guidelines and/or otherwise by NT) on or immediately adjacent to each display of a Transaction.

C.	Termination of TL. Notwithstanding anything to the contrary herein, this TL shall terminate immediately upon any termination or expiration of the Verizon Wireless/Client Agreement or the Verizon Wireless/NT Agreement.

D.	Verizon Wireless as a Third Party Beneficiary. For purposes of this TL only, Verizon Wireless shall be an intended third party beneficiary of the rights and remedies accruing to Client under this TL.

E.	Per Transaction Fee Pricing. Notwithstanding anything to the contrary in this TL, only [*****] Subscription and Daily Rate pricing shall be available under this TL until such time as NT notifies Client otherwise in writing.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT A

DEFINITIONS

“ASR” or “Automated Speech Recognition” means the ability of a machine or program to recognize and carry out human voice commands.

“Asset” means a person (including an End-User), animal, device, site, transportation means (e.g, a car or truck) or other mobile or immobile object.

“Automatic Asset Location Transaction” means, with respect to [*****], a [*****], Client shall pay license fees for [*****].

“Automatic Asset Location & Routing Transaction” means, with respect to [*****], any one or more of [*****]. For purposes of clarity, if the [*****], Client shall pay license fees for [*****] Transactions.

“Coordinate-Based Map Transaction” means (i) a single [*****] or (ii) [*****]; provided that [*****] is not permitted.

“Coordinate-Based Route Transaction” means (i) any one or more of [*****].

“Copy” [*****]

“Core POIs” [*****]

“Daily Rate” [*****]

“Daily Access Restrictions” [*****]

“Device” means a wireless mobile device.

“Excluded Applications” means any use of the Data in any manner not expressly authorized under this TL, including, without limitation, (i) for [*****], (ii) with or for [*****], (iii) for, or in connection with, [*****], (iv) for or with [*****], or (v) for or with a [*****] Application.

“Expiry” means that the Transaction (including any Data delivered in connection with the Transaction) is rendered unusable by the End-User (or anyone else) at the end of the End-User’s subscription period.

“Extended Listing POIs” shall have the meaning set forth in Exhibit D to this TL

“Geocoding” means the [*****].

“Geofencing Transaction” means providing [*****].

“Geomarketing Application” means an application that analyzes and displays [*****].

“Identified Asset” means a specifically identified Asset of an Identified End-User, the location of which Asset Client [*****] using the Application.

“Identified End-User” means an End-User who Client specifically identifies by name, address and other information and whose usage of the Application Client [*****] in connection with each Transaction. Identified End-User does not include [*****].

“In-Vehicle Integration” means that the Application is either capable of being, or is, connected or in communication in any way to or with any electrical, mechanical, communication or information systems of, or installed in, a vehicle.

“LBS Services” means location based services available only for [*****] which are (i) enabled when a Device is aware of its location, or when the [*****] and (ii) provided by downloadable software applications.

“Location Lookup Transaction” means information in the form of [*****]. For purposes of clarity, [*****] is permitted in connection with a [*****] Transaction; provided that [*****] is not permitted.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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“Map Transaction” means a [*****]. For purposes of clarity, [*****] is permitted in connection with a [*****] Transaction; provided that [*****] is not permitted.

“Monthly Subscription” means the provision of an unlimited number of Transactions to an Identified End-User (with respect to a single Asset) or each Identified Asset based on a subscription for that type of Transaction to which such Identified End-User subscribes in advance for a [*****] period. Each Identified Asset within a class shall count as one [*****] Subscription, no matter the number of [*****].

“Optimization” means calculating one or more [*****].

“Phonetic Data” means data for the Territory made by or for, and generally released by, NT, providing [*****] identified in Exhibit E.

“Route” means a [*****], and up to [*****],

“Route Guidance Transaction” means any one or more of [*****], delivered via one or more communications to the End-User through the use of a [*****].

“Route Transaction” means any one or more of [*****].

“Select Functionality Transaction” means any one of a (i) [*****] Transaction, (ii) [*****] Transaction, (iii) [*****] Transaction, (iv) [*****] Transaction, and (v) [*****] Transaction.

“Server-Based Application” means a system comprising a software application developed by or for Client which is [*****], and which Client makes accessible to End-Users, [*****], and incorporates and uses the Data solely to derive either [*****], and deliver each such Transaction, [*****], to the End-User for the End-User’s immediate or near immediate personal use. End-Users may [*****] solely for the End-User’s own immediate or near term immediately personal use.

“Server-Based Non-Vehicle Integrated Navigation Application” means a [*****] Application which uses the Data solely to provide [*****] Transactions; and is further characterized in that: (1) the Application has [*****]; (2) the Application may not [*****]; (3) the Application excludes [*****], and (4) the Application may only [*****].

“Single Sensor” means a [*****] is used by the Device or otherwise in connection with deriving the Transaction.

“Traffic Code Usage” means that the Application makes use of [*****] Client has the right to use [*****] of NT, but rather, that there is a [*****] for the Data when used with [*****]. Any license of [*****] to Client shall be under separate agreement with NT.

“Transaction” means a [*****] Transaction, which must be subject to [*****] or a [*****] Transaction, as the case may be.

“TTS” or “Text-To-Speech” means a speech synthesis application that is used to create a spoken sound version of text.

“Vector Data” means Data represented in any form other than a [*****].

“Verizon Wireless” means [*****].

“Verizon Wireless Application Service Provider” means any third party with whom [*****] enters into a written agreement to develop or host a [*****] Application or to host a service for [*****] that incorporates one or more [*****] Applications.

“Verizon Wireless/Client Agreement” means the written agreement between [*****] and Client whereby, among other things, [*****] has agreed to pay license fees generated by Client in connection with [*****] Applications.

“Verizon Wireless/NT Agreement” means the written agreement between [*****] and NT whereby, among other things, [*****] has agreed to pay license fees generated by Client in connection with [*****] Applications.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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“Verizon Wireless LBS Application” means a [*****] Application or, in the case of [*****] Transactions, a [*****] Application, which utilizes Data from NT and which is provided solely in connection with [*****] Services made available to End-User subscribers to [*****], either directly through [*****] or through Client, as authorized by [*****] pursuant to a written agreement.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT B

APPLICATION & LICENSE FEES

I.	Application. Subject to the Data Access Restrictions and all other restrictions set forth in the Agreement, the Application is a [*****] Application, but shall not include Excluded Applications.

II.	License Fees. License fees for each Transaction are as set forth in Table 1 of Section A below (for [*****] Transactions) and Tables 2, 3, 4 and 5 in Section B below ([*****] Transactions).

License fees are determined based upon whether fees are generated on [*****]. A premium is applied to the applicable license fee if the Application uses [*****] Data or [*****] (See Table 1(B) for [*****] Transactions) and Table 5 for Route Guidance Transactions).

In the case of [*****] Transactions, fees are determined based on [*****].

By way of example, if Client [*****], then the license fee would be [*****], which is calculated as follows: ([*****]) + ([*****]) = [*****]

A.	[*****] Transactions

TABLE 1

A. [*****] Transactions
	[*****]		[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

B. [*****] Premiums
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*****] Transactions ([*****] Applications Only)

TABLE 2

[*****] Transactions
[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

TABLE 3

[*****] Transactions
[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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TABLE 4

[*****] Transactions
[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

TABLE 5

[*****]
[*****]	[*****]
[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT C

END-USER TERMS

The data (“Data”) is provided for your personal, internal use only and not for resale. It is protected by copyright, and is subject to the following terms and conditions which are agreed to by you, on the one hand, and [CLIENT] (“[CLIENT]”) and its licensors (including their licensors and suppliers) on the other hand.

© 200X NAVTEQ [Insert any applicable copyright notices as required for the country-specific Data being used]. All rights reserved.

The Data for areas of Canada includes information taken with permission from Canadian authorities, including: © Her Majesty the Queen in Right of Canada, © Queen’s Printer for Ontario, © Canada Post Corporation, GeoBase ®.

NAVTEQ holds a non-exclusive license from the United States Postal Service® to publish and sell ZIP+4® information.

©United States Postal Service® 2005. Prices are not established, controlled or approved by the United States Postal Service®. The following trademarks and registrations are owned by the USPS: United States Postal Service, USPS, and ZIP+4.

TERMS AND CONDITIONS

Personal Use Only. You agree to use this Data together with [insert name of CLIENT’s authorized Application] for the solely personal, non-commercial purposes for which you were licensed, and not for service bureau, time-sharing or other similar purposes. Accordingly, but subject to the restrictions set forth in the following paragraphs, you may copy this Data only as necessary for your personal use to (i) view it, and (ii) save it, provided that you do not remove any copyright notices that appear and do not modify the Data in any way. You agree not to otherwise reproduce, copy, modify, decompile, disassemble or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.

Restrictions. Except where you have been specifically licensed to do so by [CLIENT], and without limiting the preceding paragraph, you may not (a) use this Data with any products, systems, or applications installed or otherwise connected to or in communication with vehicles, capable of vehicle navigation, positioning, dispatch, real time route guidance, fleet management or similar applications; or (b) with or in communication with any positioning devices or any mobile or wireless-connected electronic or computer devices, including without limitation cellular phones, palmtop and handheld computers, pagers, and personal digital assistants or PDAs.

Warning. The Data may contain inaccurate or incomplete information due to the passage of time, changing circumstances, sources used and the nature of collecting comprehensive geographic data, any of which may lead to incorrect results.

No Warranty. This Data is provided to you “as is,” and you agree to use it at your own risk, [CLIENT] and its licensors (and their licensors and suppliers) make no guarantees, representations or warranties of any kind, express or implied, arising by law or otherwise, including but not limited to, content, quality, accuracy, completeness, effectiveness, reliability, fitness for a particular purpose, usefulness, use or results to be obtained from this Data, or that the Data or server will be uninterrupted or error-free.

Disclaimer of Warranty: [CLIENT] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) DISCLAIM ANY WARRANTIES, EXPRESS OR IMPLIED, OF QUALITY, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. Some States, Territories and Countries do not allow certain warranty exclusions, so to that extent the above exclusion may not apply to you.

Disclaimer of Liability: [CLIENT] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) SHALL NOT BE LIABLE TO YOU: IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF THE INFORMATION; OR FOR ANY LOSS OF PROFIT, REVENUE, CONTRACTS OR SAVINGS, OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF YOUR USE OF OR INABILITY TO USE THIS INFORMATION, ANY DEFECT IN THE INFORMATION, OR THE BREACH OF THESE TERMS OR CONDITIONS, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF [CLIENT] OR ITS LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Some States, Territories and Countries do not allow certain liability exclusions or damages limitations, so to that extent the above may not apply to you.

Export Control. You agree not to export from anywhere any part of the Data provided to you or any direct product thereof except in compliance with, and with all licenses and approvals required under, applicable export laws, rules and regulations.

Entire Agreement. These terms and conditions constitute the entire agreement between [CLIENT] (and its licensors, including their licensors and suppliers) and you pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between us with respect to such subject matter.

Governing Law. The above terms and conditions shall be governed by the laws of the State of Illinois [insert “Netherlands” where European NAVTEQ Data is used], without giving effect to (i) its conflict of laws provisions, or (ii) the United Nations Convention for Contracts for the International Sale of Goods, which is explicitly excluded. You agree to submit to the jurisdiction of the State of Illinois [insert “The Netherlands” where European NAVTEQ Data is used] for any and all disputes, claims and actions arising from or in connection with the Data provided to you hereunder.

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Government End Users. If the Data is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, [insert “NAVTEQ Data” or such other name that Client uses specifically to refer to NAVTEQ Data] (hereinafter “Data”) is a “commercial item” as that term is defined at 48 C.F.R. (“FAR”) 2.101, is licensed in accordance with [insert the name of the terms/conditions in which this notice is included], and each copy of Data delivered or otherwise furnished shall be marked and embedded as appropriate with the following “Notice of Use,” and shall be treated in accordance with such Notice:

NOTICE OF USE

CONTRACTOR (MANUFACTURER/ SUPPLIER) NAME: NAVTEQ

CONTRACTOR (MANUFACTURER/SUPPLIER)

ADDRESS: 222 Merchandise Mart Plaza, Suite 900, Chicago, Illinois 60654

This Data is a commercial item as defined in FAR 2.101 and is subject to [insert the name of the terms/conditions in which this notice is included] under which this Data was provided.

©2006 NAVTEQ — All rights reserved.

If the Contracting Officer, federal government agency, or any federal official refuses to use the legend provided herein, the Contracting Officer, federal government agency, or any federal official must notify NAVTEQ prior to seeking additional or alternative rights in the Data.

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EXHIBIT D

POI USAGE FORM

The purpose of this form is to identify whether [*****] included in the NAVTEQ Data are (or are not) used in the Application authorized under the Territory License. This information will assist NT to determine the royalties that it may owe to NT’s third party supplier(s) of [*****] data. This form does not in any way affect the scope of the license granted to Client under the Territory License. Client will promptly notify NT of any change in the below information. Client shall check one of the following boxes and submit this [*****] Usage Form with its License Fee Report or at such other times as NT may reasonably request:

☒	Client is not using any [*****].

☐	Client is using [*****] in one or more Applications (attach list of Applications using [*****]).

☐	Client is using [*****] in one or more Applications (attach list of Applications using Extended [*****]).*

*Additional license fees apply to use of [*****].

[*****]. [*****] consist of [*****] in the following categories, which are subject to change by NT from time to time:

[*****] .

[*****]. [*****] consist [*****] for the Territory of [*****]. Records are categorized two ways: [*****] which are subject to change by NT from time to time:

[*****] .

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Developer report for [*****] pricing ONLY (note to be utilized with other NAVTEQ direct license reports)

[*****]

[*****]

[*****]

Fill in all yellow cells

[*****]	[*****]

		[*****]	[*****]	[*****]	[*****]	[*****]

[*****]

	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]					[*****]	[*****]

[*****]

	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]					[*****]	[*****]

Grand Totals					[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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